UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2009

ADAMA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148910	98-0552470
(Commission File Number)	(IRS Employer Identification No.)

c/o Aviram Malik
76/7 Zalman Shazar Street.
Hod Hasharon, Israel 45350
(Address of Principal Executive Offices, Zip Code)

972-(72) 2121324
(Registrant's Telephone Number, Including Area Code)

————————————————————————
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the vacancies left by the resignations of Mr. Boaz Benrush and Mr. Oren Bar-nir Gayer as members of the Board of Directors of Adama Technologies Corporation, a Delaware corporation (the “Registrant”), on November 2, 2009, the Board has appointed Mr.Benny Karasik as a member of the Board, to serve until his successor is duly appointed and qualified.  On the same date, Asher Zwebner was elected Chief Financial Officer and Principal Accounting Officer of the Registrant and Benny Karasik was also elected Treasurer and Secretary of the Registrant, both to serve at the discretion of the Board.

Asher Zwebner has been the Interim Chief Executive Officer of Majic Wheels Corp. since January 2009 and its Chief Financial Officer since the Company’s inception in March 15, 2007. As of January 1, 2007, Mr. Zwebner has served as the Chief Financial Officer of SinoBiomed Inc., and since October 18, 2007, as the Chief Financial Officer of Suspect Detection Systems, Inc., and its Interim Chief Executive Officer since February 2008. From November 2004 until October 2006, Mr. Zwebner was also a Director of SinoBiomed Inc. Since May 2002, he has also served as the Chief Financial Officer of ForexManage Ltd., a private hi-tech developer of Internet-based foreign exchange and risk management solutions based in Israel. From May 2001 until May 2002, Mr. Zwebner served as the Chief Financial Officer of SMC Ventures.com, a strategic consulting firm specializing in mergers and acquisitions and in corporate debt and equity financing activities. From January 2000 until May 2001, Mr. Zwebner acted as CFO for Britanica.com, an educational software company that developed a proprietary e-learning platform technology. . From March 1995 through December 1999, Mr. Zwebner was a senior manager at the Israeli accounting office of Kost Forer and Gabbay, a member of Ernst & Young International. Mr. Zwebner is a CPA in Israel and the United States, and received a BS Degree in Accounting and Finance from Touro College in 1988.

Benny Karasik, has been an entrepreneur of start ups and real estate developments as well as an investor in private equities since 2000.  Mr. Karasik was the founder of J&B Optical USA and was its Chief Executive Officer from 1971 until 2000.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of business acquired.	Not applicable
(b) Pro forma financial information.	Not applicable
(c) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMA TECHNOLOGIES CORPORATION

By:	/s/ Aviram Malik
Name:	Aviram Malik
Title:	President and Chief Executive Officer,

Date:  November 5, 2009